UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2012

 SHC ADVANCE SERVICES INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware	4885023	27-3819428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ellenoff Grossman & Schole LLP 150 East 42nd Street New York New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 370-1300

5/F Chinachem Century Tower

178 Gloucester Road

Wanchai, Hong Kong

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 31, 2012, the Board of Directors of SHC Advance Services Inc. (the “Company”) dismissed the Company’s independent registered public accountant, Albert Wong & Co.

In connection with the audits of the fiscal years ended October 31, 2010 and through January 31, 2012, no disagreements exist with Albert Wong & Co. on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Albert Wong & Co. would have caused them to make reference in connection with their report to the subject of the disagreement(s).

Albert Wong & Co.’s report on the financial statements of the Company for the year ended October 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company has authorized Albert Wong & Co. to respond fully to any inquiries of the new auditors hired by the Company relating to their engagement as the Company’s independent accountant. The Company has requested that Albert Wong & Co. review the disclosure herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the company herein.

On February 1, 2012, the Company’s Board of Directors approved the appointment of Rothstein Kass as the Company’s independent registered public accountant. The decision to engage Rothstein Kass was approved by the Company’s board of directors. Prior to February 1, 2012, the Company did not consult with Rothstein Kass regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.01	Changes in Control of Registrant.

Pursuant to a securities purchase agreement (the “Agreement”), by and among Keeler Global Investors Ltd. (“Keeler”), Triglobal Investments Ltd. (“Triglobal”) and Ellenoff Grossman & Schole LLP (“EGS”), on January 26, 2012, Keeler and Triglobal, the two stockholders of the Company, sold all of the shares of common stock of the Company they hold to EGS in consideration for legal services rendered. Following consummation of the transactions contemplated by the Agreement, EGS holds 100.0% of the voting securities of the Company. The transaction may be deemed to have resulted in a change in control of the Company from Keeler and Triglobal to EGS.

In connection with the change in control, Messrs. Victor Chang and Hoffman Chong, the Company’s two directors, resigned from their positions as directors of the Company effective immediately upon the consummation of the transactions contemplated by the Agreement. In addition, Messrs. Barry I. Grossman, Douglas S. Ellenoff and David Selengut were elected as directors of the Company by all the stockholders of the Company effective immediately upon the consummation of the transactions contemplated by the Agreement.

Information in response to this Item 5.01 below is keyed to the item numbers of Form 10.

Item 1.	Business.

SHC was incorporated in the State of Delaware on October 14, 2010.  Since inception, the Company has been engaged in organizational efforts and obtaining initial financing.  The Company was formed as a vehicle to pursue a business combination.   The business purpose of the Company is to seek the acquisition of, or merger with, an existing company.

Item 1A.	Risk Disclosures.

We are a smaller reporting company and are not required to make disclosures under this Item.

Business of Issuer

The Company, based on proposed business activities, is a “blank check” company. The U.S. Securities and Exchange Commission (the “SEC”) defines those companies as “any development stage company that is issuing a penny stock, within the meaning of Section 3 (a)(51) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that has no specific business plan or purpose, or has indicated that its business plan is to merge with an unidentified company or companies.”  Under SEC Rule 12b-2 under the Exchange Act, the Company also qualifies as a “shell company,” because it has no or nominal assets (other than cash) and no or nominal operations.  Many states have enacted statutes, rules and regulations limiting the sale of securities of “blank check” companies in their respective jurisdictions. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination.

The Company was organized as a vehicle to investigate and, if such investigation warrants, acquire a target company or business seeking the perceived advantages of being a publicly held corporation. The Company’s principal business is to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings.

The analysis of new business opportunities will be undertaken by or under the supervision of the Company’s officers.  As of the date of this Current Report, the Company has not entered into any agreement with any party regarding acquisition opportunities for the Company.  The Company has unrestricted flexibility in seeking, analyzing and participating in potential business opportunities. In its efforts to analyze potential acquisition targets, the Company will consider the following kinds of factors:

·	Potential for growth, indicated by new technology, anticipated market expansion or new products;
·	Competitive position as compared to other firms of similar size and experience within the industry segment as well as within the industry as a whole;
·	Strength and diversity of management, either in place or scheduled for recruitment;
·	Capital requirements and anticipated availability of required funds from the Company, from operations, through the sale of additional securities, through joint ventures or similar arrangements or from other sources;
·	The extent to which the business opportunity can be advanced;
·	The accessibility of required management expertise, personnel, raw materials, services, professional assistance and other required items; and
·	Other relevant factors.

In applying the foregoing criteria, no one of which will be controlling, management will attempt to analyze all factors and circumstances and make a determination based upon reasonable investigative measures and available data.  Potentially available acquisition opportunities may occur in many different industries, and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Due to the Company’s lack of capital to fund the investigation, the Company may not discover or adequately evaluate adverse facts about the business to be acquired. In addition, we will be competing against other entities that possess greater financial, technical and managerial capabilities for identifying and completing business combinations.  In evaluating a prospective business combination, we will conduct as extensive a due diligence review of potential targets as possible given the lack of information that may be available regarding private companies, our limited personnel and financial resources.

We expect that our due diligence will encompass, among other things, meetings with the target business’s incumbent management and inspection of its facilities, as necessary, as well as a review of financial and other information which is made available to us.  This due diligence review will be conducted either by our management or by unaffiliated third parties we may engage.  Our lack of funds and the lack of full-time management will likely make it impracticable to conduct a complete and exhaustive investigation and analysis of a target business before we consummate a business combination.  Management decisions, therefore, will likely be made without detailed feasibility studies, independent analysis, market surveys and the like which, if we had more funds available to us, would be desirable.  We will be particularly dependent in making decisions upon information provided by the promoters, owners, sponsors or other associated with the target business seeking our participation.

The time and costs required to select and evaluate a target business and to structure and complete a business combination cannot presently be ascertained with any degree of certainty. Any costs incurred with respect to the evaluation of a prospective business combination that is not ultimately completed will result in a loss to us.

Additionally, the Company is in a highly competitive market for a small number of business opportunities which could reduce the likelihood of consummating a successful business combination. We are, and will continue to be, an insignificant participant in the business of seeking mergers with, joint ventures with and acquisitions of small private and public entities. A large number of established and well-financed entities, including small public companies and venture capital firms, are active in mergers and acquisitions of companies that may be desirable target candidates for us.  Nearly all these entities have significantly greater financial resources, technical expertise and managerial capabilities than we do; consequently, we will be at a competitive disadvantage in identifying possible business opportunities and successfully completing a business combination.  These competitive factors may reduce the likelihood of our identifying and consummating a successful business combination.

Form of Acquisition

The manner in which the Company participates in an opportunity will depend upon the nature of the opportunity, the respective needs and desires of the Company and the promoters of the opportunity, and the relative negotiating strength of the Company and such promoters.

It is likely that the Company will acquire its participation in a business opportunity through the issuance of common stock or other securities of the Company.  Although the terms of any such transaction cannot be predicted, it should be noted that in certain circumstances the criteria for determining whether or not an acquisition is a so-called “tax free” reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”) depends upon whether the owners of the acquired business own 80% or more of the voting stock of the surviving entity.  If a transaction were structured to take advantage of these provisions rather than other “tax free” provisions provided under the Code, all prior stockholders would in such circumstances retain 20% or less of the total issued and outstanding shares of the surviving entity. Under other circumstances, depending upon the relative negotiating strength of the parties, prior stockholders may retain substantially less than 20% of the total issued and outstanding shares of the surviving entity. This could result in substantial additional dilution to the equity of those who were stockholders of the Company prior to such reorganization.

The Company does not intend to supply any disclosure to stockholders concerning a target company prior to the consummation of a business combination transaction, unless required by applicable law or regulation.  In the event a proposed business combination involves a change in majority of directors of the Company without stockholder approval, the Company will file and provide to stockholders a Schedule 14F-1, which shall include information concerning the target company, as required. The Company will file a Current Report on Form 8-K, as required, within four business days of a business combination which results in the Company ceasing to be a shell company.  This Form 8-K will include complete disclosure of the target company, including audited financial statements.

The present stockholder of the Company will likely not have control of a majority of the voting securities of the Company following a reorganization transaction.  As part of such a transaction, all or a majority of the Company’s directors may resign and one or more new directors may be appointed without any vote by the stockholder.

The Company is searching for a business combination by contacting various sources including, but not limited to, our affiliates, lenders, investment banking firms, private equity funds, consultants and attorneys. The approximate number of persons or entities that will be contacted is unknown and dependant on whether any opportunities are presented by the sources that we contact.  It is anticipated that the investigation of specific business opportunities and the negotiation, drafting and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention and substantial cost for accountants, attorneys and others.  If a decision is made not to participate in a specific business opportunity, the costs theretofore incurred in the related investigation might not be recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss to the Company of the related costs incurred.

We presently have no employees apart from our management. Our officers and directors are engaged in outside business activities and are employed on a full-time basis by our stockholder.  Our officers and directors anticipate that they will devote very limited time to our business until the acquisition of a successful business opportunity has been identified. The specific amount of time that management will devote to the Company may vary from week to week or even day to day, and therefore the specific amount of time that management will devote to the Company on a weekly basis cannot be ascertained with any level of certainty.  In all cases, management intends to spend as much time as is necessary to exercise its fiduciary duties as officers and directors of the Company.

Item 2.	Financial Information.

Please see the Company’s registration statement on Form 10/A, filed on April 28, 2011, for the Company’s audited financial statements for the fiscal year ended October 31, 2010. The Company expects to file its annual report on Form 10-K on or before February 14, 2012.  Please refer to the Form 10-K for information on the Company's financial statements for the year ended October 31, 2011.

Item 3.	Properties.

The Company neither rents nor owns any properties. The Company utilizes the office space and equipment of its management at no charge.  The Company currently has no policy with respect to investments or interests in real estate, real estate mortgages or securities of, or interests in, persons primarily engaged in real estate activities.

Item 4.	Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth information regarding the beneficial ownership based on 1,000,000 shares of our common stock outstanding as of February 1, 2012, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our officers and directors; and
•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name & Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class
Ellenoff Grossman & Schole LLP 150 East 42nd Street, 11th Floor New York, NY 10017 (1)	1,000,000	100.0%

(1)	The management committee of Ellenoff Grossman & Schole LLP may be deemed to have voting and dispositive control with respect to the securities owned by EGS.

Changes in Control

Reference is made to Item 5.01 for a description of the change in control of the Company as a result of the transactions disclosed herein.

Item 5.	Directors and Executive Officers.

The following table sets forth the name, age and position of each of our executive officers and directors as of February 1, 2012.  There are no family relationships between our executive officers and directors.

Name	Age	Position Held
David Selengut	56	President and Director
Barry I. Grossman	51	Chief Financial Officer, Treasurer and Director
DouglasS. Ellenoff	51	Secretary and Director

Mr. David Selengut, age 56, has served as President and a director since January 2012. He has been an attorney since 1982 and a member of Ellenoff Grossman & Schole LLP since 1998.

Mr. Barry I. Grossman, age 51, has served as Chief Financial Officer and a director since January 2012. He has been an attorney since 1985 and a member of Ellenoff Grossman & Schole LLP since its founding in 1992.

Mr. Douglas S. Ellenoff, age 51, has served as Secretary and a director since January 2012. He has been an attorney since 1987 and a member of Ellenoff Grossman & Schole LLP since its founding in 1992.

Director Independence

Our common stock is not quoted or listed on any national exchange or interdealer quotation system with a requirement that a majority of our board of directors be independent and therefore, the Company is not subject to any director independence requirements. Under Nasdaq Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation.  Under such definition our directors would not be considered independent.

Item 6.	Executive Compensation.

The following compensation discussion addresses all compensation awarded to, earned by, or paid to the Company’s named executive officers. The Company’s officers and directors have not received any cash or other compensation since inception. They will not receive any compensation until the consummation of an acquisition. No compensation of any nature has been paid for on account of services rendered by a director in such capacity. Our officers and directors intend to devote very limited time, no more than five hours per week on average, to our affairs before a suitable target company is identified.

It is possible that, after the Company successfully consummates a business combination with an unaffiliated entity, that entity may desire to employ or retain members of our management for the purposes of providing services to the surviving entity. However, the offer of any post-transaction employment to members of management will not be a consideration in our decision whether to undertake any proposed transaction.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination.

The Company does not have a standing compensation committee or a committee performing similar functions, since the Board of Directors has determined not to compensate the officers and directors until such time that the Company completes a reverse merger or business combination.

Item 7.	Certain Relationships and Related Transactions, and Director Independence.

On November 24, 2010, we entered into subscription agreements with Triglobal, which is wholly-owned by Victor Chang, our former President and Secretary and a director, and Keeler, which is majority-owned by Hoffman Chong, our former Treasurer and a director, pursuant to which each of Triglobal and Keeler purchased, effective as of October 31, 2010, 500,000 shares of our Common Stock at a purchase price of $0.035 per share, or an aggregate of $35,000 in cash.

We will reimburse our officers and directors, subject to board approval, for any reasonable out-of-pocket business expenses incurred by them in connection with certain activities on our behalf such as identifying and investigating possible target businesses and business combinations. There is no limit on the amount of out-of-pocket expenses reimbursable by us, which will be reviewed only by our board of directors or a court of competent jurisdiction if such reimbursement is challenged.  Other than the reimbursable out-of-pocket expenses payable to our officers and directors, no compensation or fees of any kind, including finders, consulting fees or other similar compensation, including the issuance of any securities of the company, will be paid to our existing stockholders, officers or directors who owned our common stock prior to this offering, or to any of their respective affiliates prior to or with respect to an acquisition.

Item 8.	Legal Proceedings.

None.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters.

Market Information

The Common Stock is not trading on any stock exchange. The Company is not aware of any market activity in its Common Stock since its inception through the date of this filing.

Holders

As of February 1, 2012, there was one record holder of 1,000,000 shares of the Common Stock issued and outstanding. On January 26, 2012, EGS acquired from the Company’s former stockholders, Triglobal and Keeler, 100% of the voting securities of the Company for legal services rendered.

Dividends

The Company has not paid any cash dividends to date and does not anticipate or contemplate paying dividends in the foreseeable future. It is the present intention of management to utilize all available funds for the development of the Company’s business.

Item 10.	Recent Sales of Unregistered Securities.

None.

Item 11.	Description of Registrant’s Securities to be Registered.

None.

Item 12.	Indemnification of Directors and Officers.

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses including attorneys' fees, judgments, fines and amounts paid in settlement in connection with various actions, suits or proceedings, whether civil, criminal, administrative or investigative other than an action by or in the right of the corporation, a derivative action, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses including attorneys' fees incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's certificate of incorporation, bylaws, agreement, a vote of stockholders or disinterested directors or otherwise.

The Company’s Amended and Restated Certificate of Incorporation provides that it will indemnify and hold harmless, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants us the power to indemnify.

The Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for:

•	any breach of the director's duty of loyalty to the corporation or its stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	payments of unlawful dividends or unlawful stock repurchases or redemptions; or
•	any transaction from which the director derived an improper personal benefit.

The Company’s Amended and Restated Certificate of Incorporation provides that, to the fullest extent permitted by applicable law, none of our directors will be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this provision will be prospective only and will not adversely affect any limitation, right or protection of a director of our company existing at the time of such repeal or modification.

Item 13.	Financial Statements and Supplementary Data.

Please see the Company’s registration statement on Form 10/A, filed on April 28, 2011, for the Company’s audited financial statements for the fiscal year ended October 31, 2010. The Company expects to file its annual report on Form 10-K on or before February 14, 2012.  Please refer to the Form 10-K for information on the Company's financial statements for the year ended October 31, 2011.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2012, in accordance with the terms of the Agreement, Mr. Chang, our President, Chief Financial Officer, Secretary and director, and Mr. Chong, our Treasurer and a director, resigned from their positions as officers and directors of the Company effective immediately upon consummation of the transactions contemplated by the Agreement.

On January 26, 2012, in accordance with the terms of the Agreement, Mr. Selengut was appointed President, Mr. Grossman was appointed Treasurer and Chief Financial Officer and Mr. Ellenoff was appointed Secretary of the Company, each appointment effective immediately upon consummation of the transactions contemplated by the Agreement. Each of Messrs. Grossman, Ellenoff and Selengut are members of EGS, our sole stockholder.

Reference is made to Item 5.01 for a summary of the business experience of each officer.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On January 26, 2012, the two stockholders of the Company unanimously voted by written consent to elect Messrs. Grossman, Ellenoff and Selengut as directors of the Company, effective immediately upon the consummation of the transactions contemplated by the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2012

SHC Advance Services Inc.

By:	/s/ David Selengut
Name: David Selengut Title: President